SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K-A1


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 28, 2004
                                --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                          WIZZARD SOFTWARE CORPORATION
                          ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Colorado                  000-33381               87-0575577
        --------                  ---------               ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                                   424 Gold Way
                           Pittsburgh, Pennsylvania 15213
                           ------------------------------
                      (Address of Principal Executive Offices)

                                 (412) 621-0902
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     a.  Financial Statements of Business Acquired.

         MedivoxRx Technologies, Inc.

         i.  Independent Auditor's Report

             Balance Sheets, December 31, 2003 and 2002

             Statements of Operations for the year ended December 31, 2003 and the periods from inception on January 7, 2002 through December
          31, 2003 and 2002

             Statement of Stockholders' Equity (Deficit) for the period from inception on January 7, 2002 through December 31, 2003

             Statements of Cash Flows for the year ended December 31, 2003 and the periods from inception on January 7, 2002 through December
          31, 2002 and 2002

             Notes to Financial Statements

        ii.  Independent Auditor's Report

             Balance Sheets, April 23, 2004

             Statements of Operations for the period ended April 23, 2004 and the period from inception on January 7, 2002 through April 23, 2004

             Statement of Stockholders' Equity (Deficit) for the period from inception on January 7, 2002 through April 23, 2004

             Statements of Cash Flows for the period ended April 23, 2004 and the period from inception on January 7, 2002 through April 23,
          2004

             Notes to Financial Statements

     b.  Pro Forma Financial Information.

         Wizzard Software Corporation and MedivoxRx Technologies, Inc. Pro Forma Condensed Combined Financial Statements

         Pro Forma Unaudited Condensed Combined Balance Sheet, March 31, 2004

         Pro Forma Unaudited Condensed Combined Statement of Operation
         [Unaudited]

         Notes to Pro Forma Condensed Combined Financial Statements

     c.  Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99*                      Press Release

         * This document has previously been filed with the Securities and Exchange Commission as an exhibit to the Registrant's Current Report on Form 8-K, dated April 28, 2004, and filed with the Securities and Exchange Commission on April 28, 2004.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                       FINANCIAL STATEMENTS

                    December 31, 2003 and 2002

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]



                             CONTENTS

                                                                    PAGE

          Independent Auditor's Report                                  1

          Balance Sheets, December 31, 2003 and 2002                2 - 3

          Statements of Operations, for the year ended
          December 31, 2003 and the periods from inception
          on January 7, 2002 through December 31, 2003 and 2002         4

          Statement of Stockholders' Equity (Deficit) for the period from inception on January  7, 2002 through
          December 31, 2003                                             5

          Statements of Cash Flows for the year ended
          December 31, 2003 and the periods from inception
          on January 7, 2002 through December 31, 2003 and 2002     6 - 7

          Notes to Financial Statements                            8 - 11

                   INDEPENDENT AUDITOR'S REPORT



Board of Directors
MEDIVOXRX TECHNOLOGIES, INC.
Pittsford, NY 14534

We have audited the accompanying balance sheets of MediVoxRx Technologies, Inc. [A Development Stage Company] as of December 31, 2003 and 2002 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003 and the periods from inception on January 7, 2002 through December 31, 2003 and 2002 . These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MediVoxRx Technologies, Inc. [A Development Stage Company] as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the year ended December 31, 2003 and the periods from inception on January 7, 2002 through December 31, 2003 and 2002 in conformity with generally accepted accounting principles in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established profitable operations, has incurred significant losses since its inception and has current liabilities in excess of current assets. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Gregory & Eldridge, LLC

July 2, 2004
Salt Lake City, Utah

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                          BALANCE SHEETS

                              ASSETS

                                                      December 31,
                                             ___________________________
                                                  2003           2002
                                             ___________     ___________
CURRENT ASSETS:
     Cash in bank                            $     2,638     $    15,028
     Accounts receivable, net                         58               -
     Advance to related party                          -          16,700
     Product inventories                          10,361               -
     Deposits on inventory purchases              41,576          35,576
                                             ___________     ___________
          Total Current Assets                    54,633          67,304

PRODUCTION MOLDS, net                             52,604          67,284

DEFINATE LIFE INTANGIBLE ASSETS, net               4,999           3,289
                                             ___________     ___________
                                             $   112,236     $   137,877
                                             ___________     ___________


          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Notes payable                           $    95,000     $    97,500
     Accounts payable                             26,370          19,128
     Accrued liabilities                           3,875               -
                                             ___________     ___________
          Total Current Liabilities              125,245         116,628
                                             ___________     ___________
          Total Liabilities                      125,245         116,628
                                             ___________     ___________

STOCKHOLDERS' EQUITY (DEFICIT):
     Common stock, $0.000275 par value,
       1,000,000 shares authorized, 489,380
       and 485,820 shares issued and
       outstanding, respectively.                  4,894           4,858
     Additional paid in capital                  427,406         331,842
     Accumulated deficit                        (445,309)       (315,451)
                                             ___________     ___________
          Total Stockholders' Equity             (13,009)         21,249
                                             ___________     ___________
                                             $   112,236     $   137,877
                                             ___________     ___________

The accompanying notes are an integral part of these financial statements.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                     STATEMENTS OF OPERATIONS
                                                    From Inception on
                                    For the          January 7, 2002
                                   Year Ended      through December 31,
                                   December 31,   _______________________
                                      2003          2002           2003
                                   ___________    ___________    ___________

SALES, net of returns               $    6,961    $         -    $     6,961

COST OF GOODS SOLD                       3,226              -          3,226
                                   ___________    ___________    ___________
          Gross profit                   3,735              -          3,735
                                   ___________    ___________    ___________
OPERATING EXPENSES:
     General and administrative        110,944        129,099        240,043
     Selling expense                    16,318         13,571         29,889
     Research & development                           172,781        172,781
                                   ___________    ___________    ___________
          Total Operating Expenses     127,262        315,451        442,713
                                   ___________    ___________    ___________
LOSS FROM OPERATIONS                  (123,527)      (315,451)      (438,978)
                                   ___________    ___________    ___________
INTEREST EXPENSE                        (6,331)             -         (6,331)
                                   ___________    ___________    ___________
LOSS BEFORE INCOME TAXES              (129,858)      (315,451)      (445,309)

CURRENT TAX EXPENSE                          -              -              -

DEFERRED TAX (BENEFIT)                       -              -              -
                                   ___________    ___________    ___________
NET LOSS                           $  (129,858)   $  (315,451)   $  (445,309)
                                   ___________    ___________    ___________




The accompanying notes are an integral part of these financial statements.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

           STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

        FOR THE PERIOD FROM INCEPTION ON JANUARY 7, 2002
                    THROUGH DECEMBER 31, 2003



                                Common Stock           Additional
                           ________________________     Paid-in    Accumulated
                              Shares      Amount        Capital      Deficit
                           ____________ ___________   ___________  __________
BALANCE, January 7, 2002              - $         -   $         -  $        -

Stock issued to the founders
  for services                  345,000       3,450             -           -

Stock issued for expenses
  paid by a founder             105,000       1,050        73,950           -

Stock issued for payables         6,000          60        17,940           -

Stock issued for cash upon a
 Private placement at $3.00
 Per share                       16,850         168        50,382           -

Stock issued for cash upon a
 Private placement at $10.00
 Per share                       12,970         130       129,570           -

Contributed services - officer        -           -        60,000           -

Net loss for the period ended
  December 31, 2002                   -           -             -    (315,451)
                           ____________ ___________   ___________  __________
BALANCE, December 31, 2002      485,820 $     4,858   $   331,842  $ (315,451)

Stock issued for cash upon a
 Private placement at $10.00
 Per share                        3,560          36        35,564           -

Contributed services - officer        -           -        60,000           -

Net loss for the year ended
  December 31, 2003                   -           -             -    (129,858)
                           ____________ ___________   ___________  __________
BALANCE, December 31, 2003      489,380 $     4,894   $   427,406  $ (445,309)
                           ____________ ___________   ___________  __________


The accompanying notes are an integral part of this financial statement.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                     STATEMENTS OF CASH FLOWS
                 Net Increase (Decrease) in Cash

                                                    From Inception on
                                    For the          January 7, 2002
                                   Year Ended      through December 31,
                                   December 31,   _______________________
                                      2003          2002           2003
                                   ___________    ___________    ___________
Cash Flows from Operating Activities
   Net loss                        $  (129,858)   $  (315,451)   $  (445,309)
                                   ___________    ___________    ___________
 Adjustments to reconcile net loss
    to net cash used by operations:
  Depreciation and amortization         15,970          6,277         22,247
  Non-cash expense                      60,000         81,450        141,450
  Increase/ decrease in assets /
  liabilities:
  Accounts receivable                      (58)             -            (58)
  Product inventories                  (10,361)             -        (10,361)
  Deposits for inventory                (6,000)       (35,576)       (41,576)
  Accounts payable                       7,242         19,128         26,370
  Accrued expenses                       3,875              -          3,875
                                   ___________    ___________    ___________
       Net Cash (Used) by
       Operating Activities            (59,190)      (244,172)      (303,362)
                                   ___________    ___________    ___________
Cash Flows from Investing Activities:
  Purchase of molds                          -        (73,400)       (73,400)
  Payments for definite life
  intangible assets                     (3,000)        (3,450)        (6,450)
  Advances to a shareholder            (23,000)       (57,500)       (80,500)
  Payments from a shareholder           39,700         40,800         80,500
                                   ___________    ___________   ____________
        Net Cash (Used) by
        Investing Activities            13,700        (93,550)       (79,850)
                                   ___________    ___________   ____________
Cash Flows from Financing Activities:
  Proceeds from issuance of common
  stock                                 35,600        255,250        290,850
  Proceeds from notes payable                -        100,000        100,000
  Payments on notes payable             (2,500)        (2,500)        (5,000)
                                   ___________    ___________   ____________
        Net Cash Provided by
        Financing Activities            33,100        352,750        385,850
                                   ___________    ___________   ____________
Net Increase (Decrease) in Cash        (12,390)        15,028          2,638

Cash at Beginning of Year / Period      15,028              -              -
                                   ___________    ___________   ____________
Cash at End of Year / Period       $     2,638    $    15,028   $      2,638
                                   ___________    ___________   ____________
Supplemental Disclosures of Cash Flow Information:
  Cash paid during the period for:
    Interest                       $         -    $         -   $
    Income taxes                   $         -    $         -   $
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
  For the year ended December 31, 2003:
     The President of the Company contributed her services with an estimated valued at $60,000.
  For the period ended December 31, 2002:
     The Company issued 345,000 share of common stock to the founders for services valued at $3,450.
     The President of the Company contributed her services with an estimated valued at $60,000.
     The Company issued 6,000 shares of common stock in payment of $18,000 in accounts payable.

The accompanying notes are an integral part of these financial statements.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization   MediVoxRx Technologies, Inc. ("the Company") was organized under the laws of the State of New York on January 7, 2002. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. The Company is engaged in the business of developing and marketing a talking prescription pill bottle.

  Accounting Estimates   The preparation of financial statements in
  conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

  Cash and Cash Equivalents   For the purpose of the financial statements,
  the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

  Allowance for doubtful accounts - The allowance for doubtful accounts is based on our assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there were a deterioration of a major customer's credit worthiness, or actual defaults were higher that our historical experience, our estimates of the recoverability of amounts due to us could be overstated, which could have an adverse impact on our net income.

  Product Inventories   Inventory is carried at the lower of cost or market,
  as determined on the first-in, first-out (FIFO) method. [See Note 3]

  Production Molds   Molds are stated at cost. Expenditures for major
  renewals and betterments that extend the useful lives of the molds are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation of molds is computed for financial statement purposes on a straight-line basis over the estimated useful lives of the assets which is five years.

  Fair value of financial instruments -The fair value of the Company's accounts receivable, inventory, related party advances, accounts payable and accrued liabilities, and demand note payable approximate their carrying values based on their effective interest rates compared to current market prices.

  Research and Development   The Company expenses the costs of developing new
  products and improving its current products as research and product development costs. The Company recorded $0 and $172,781 for the year and period ended December 31, 2003 and 2002, respectively.

  Income Taxes   The Company has accounted for income taxes in accordance
  with FASB Statement No. 109, "Accounting for Income Taxes [See Note 9]

  Revenue Recognition   Revenue is recognized when the product is shipped an
  no further obligation exist with the customer. The Company evaluates whether an allowance for estimated returns is required based on historical returns. The Company has not established an estimated allowance for returns at December 31, 2003.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Advertising Costs   Costs incurred in connection with advertising and
  promotion of the Company's products are expensed as incurred. Advertising costs amounted to $8,372 and $ 515 for the years ended December 31, 2003 and 2002.

Definite life intangible assets - Definite life intangible assets consist of cost expended towards acquiring a patent on the Company's proprietary products. The Company accounts for definite life intangible assets in accordance with SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that definite intangible assets with estimable useful lives be amortized over their respective estimated useful lives (five years), and reviewed for impairment in accordance with SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.

Impairment of Long-Lived Assets - In accordance with SFAS No. 144, long-lived assets, such as molds, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed of significantly before the end of its estimated useful life.

  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated.

NOTE 2   GOING CONCERN

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles of the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has incurred significant losses from inception, has current liabilities in excess of current assets and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management plans to mitigate this doubt by raising additional funds through debt and/or equity offerings, being acquired by another entity [See Note 11] and by substantially increasing sales. There is no assurance that the Company will be successful in achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 3   PRODUCT INVENTORIES AND DEPOSITS ON INVENTORY PURCHASE

  Inventories consists of the following at December 31, 2003 and 2002:

                                                  2003            2002
                                              ___________     ___________
         Raw materials and supplies           $         -     $         -
         Finished goods                            10,361               -
                                              ___________     ___________
                                              $    10,361     $         -
                                              ___________     ___________

  Subsequent to the year ended December 31, 2003, the Company distributed approximately $4,000 of the finished goods inventory as samples for direct response advertising.

  At December 31, 2003 and 2002 the Company paid a 50% deposit of $41,576 and $35,576 towards the future purchase of certain inventory components.

NOTE 4   PRODUCTION MOLDS

  The Company has purchased proprietary molds used in the production of its product. These molds are recorded at cost.

  The following is a summary of Molds less accumulated depreciation as of December 31, 2003 and 2002:
                                          Life          2003      2002
                                       ____________  _________  _________
         Molds                           5 Years     $  73,400     73,400
         Less:  accumulated depreciation               (20,796)    (6,116)
                                                     _________  _________
                                                     $  52,604  $  67,284
                                                     _________  _________

  Depreciation expense for the year and period ended December 31, 2003 and 2002 amounted to $14,680 and $6,116, respectively.

NOTE 5   OTHER ASSETS

  The Company has classified its intangible assets as a definite-life intangible asset and is amortizing them on a straight-line basis over five years. During 2003, the Company completed its initial test of intangible assets for impairment in accordance with SFAS No. 142. The Company used the estimated future cash flows to test the remaining intangible assets for impairment and determined that the Company's intangible assets were not impaired. Amortization expense of $1,290 and $161 was recorded for the year and period ended December 31, 2003 and 2002 and has been included in cost of goods sold. The following is a summary of intangibles at December 31:

                                               Life         2003      2002
                                           ____________  _________ _________
         Patent Pending                     5 Years      $   6,450     3,450
         Less:  accumulated amortization                    (1,451)     (161)
                                                         _________ _________
                                                         $   4,999 $   3,289
                                                         _________ _________

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 5   OTHER ASSETS (Continued)

The remaining estimated aggregate amortization expense for next five years is as follows at December 31, 2003:
        2004                                       $    1,290
        2005                                            1,290
        2006                                            1,290
        2007                                            1,229
        Thereafter                                          -
                                                   __________
                                                   $    4,999
                                                   __________

  The unamortized portion of the patent pending cost will be impaired in full if the Company is not successful in obtaining a patent.

NOTE 6   NOTES PAYABLE

  The Company issued a $100,000 note to a private organization. The note was non - interest as long as the company paid the quarterly payments of $2,500. The Company defaulted on the quarterly payments in May of 2003 and the remaining $95,000 became due on demand. The note was settled in connection with the Company being acquired by Wizzard Software Acquisition Corporation through the issuance of 36,363 shares of Wizzard Software Corporations common stock valued at $98,875. During 2003, the Company record interest of $3,875 based upon the $98,875 settlement.

NOTE 7 - RELATED PARTY TRANSACTIONS

  Management Compensation - During 2003 and 2002, the president of the Company contributed her services with an estimated value of $60,000 per year to the Company. The company has expensed these services during their respective year and recorded a contribution to capital of $60,000 per year.

  Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use her home as a mailing address, as needed, at no significant expense to the Company.

  Advances to from a related party - During the period ended December 31, 2002, the Company advanced the President / shareholder of the Company $57,500 and received payments of $40,800. During the year ended December 31, 2003 the Company advanced the President / shareholder of the Company $23,000 and received payments of $39,700. The advances were non-interest bearing and payable on demand.

NOTE 8   COMMITMENT AND CONTINGENCIES

  Commitment   The has issued a purchase order to purchase $81,102 in
  inventory and paid a deposit of $40,576 towards the purchase. The Company has not been able to raise the necessary capital to pay the remaining 50%. The supplier is holding the inventory until full payment is made.

  Product warranty - The Company provides no product warranties to customers including repair or replacement of defects in materials and workmanship of certain products. As of December 31, 2003 and 2002, no provision for warranty claims has been established.

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 9   INCOME TAXES

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes [FASB 109]. FASB 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At December 31, 2003 and 2002, the total of all deferred tax assets was approximately $48,500 and $38,000 and the total of the deferred tax liabilities was $0 and $0. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws then in effect, the Company's future earnings, and other future events, the effects of which cannot presently be determined accordingly the Company has established a valuation allowance of $48,500 and $38,000 at December 31, 2003 and 2002, respectively. The net change in the valuation allowance for the year ended December 31, 2003, was $10,500.

  The components of income tax expense from continuing operations for the years ended December 31, 2003 and 2002 consist of the following:

                                                2003               2002
                                             __________        __________
  Current income tax expense:
   Federal                                   $        -        $        -
   State                                              -                 -
                                             __________        __________
     Net current tax expense                 $        -        $        -
                                             __________        __________
  Deferred tax expense (benefit) arising from:
   Net operating loss carryforwards              10,500            38,000
   Valuation allowance                          (10,500)          (38,000)
                                             __________        __________
     Net deferred tax expense                $        -        $        -
                                             __________        __________

Deferred income tax expense results primarily from the reversal of temporary timing differences between tax and financial statement income.

At December 31, 2003, the Company has unused net operating loss carryforwards of approximately $48,500 which expire beginning 2022.

The temporary differences and carryforwards gave rise to the following deferred tax asset (liability) at December 31, 2003 and 2002:

                                                   2003        2002
                                              ________________________
  Long term asset (liability):
   Net operating loss carryforward                  48,500      38,000
   Valuation allowance                             (48,500)    (38,000)

                   MEDIVOXRX TECHNOLOGIES, INC.
                  [A Development Stage Company]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 10   COMMON STOCK

  Common stock   The Company has authorized 1,000,000 shares of common stock with a par value of $0.01. At December 31, 2003 and 2002, the Company had 489,380 and 485,820 shares of common stock issued and outstanding.

  During 2002, the Company issued 345,000 common shares to the founders for services rendered valued at $3,450. The Company further issued 105,000 shares for $75,000 in expense of Company paid by the president. The Company issued 6,000 common shares in payment of $18,000 in accounts payable.

  During 2002, the Company issued 16,850 common shares in connection with a private placement of the Company's common stock at $3.00 per share for $50,550 in cash.

  During 2003 and 2002, the Company issued 3,560 and 12,970 common shares in connection with a private placement of the Company's common stock at $10.00 per share for $35,600 and $129,700 in cash, respectively.

  During 2003 and 2002, the president of the Company contributed her services with an estimated value of $60,000 per year to the Company. The company has expensed these services during their respective year and recorded a contribution of capital of $60,000 per year.


NOTE 11   SUBSEQUENT EVENTS

Acquisition of the Company - On April 23, 2004, the Company was acquired by Wizzard Software Corporation through Wizzards issuance of 150,035 shares of common stock for all of the issued and outstanding common shares of MedivoxRx Technologies, Inc. and reduction of approximately $155,000 in MedivoxRx Technologies, Inc. outstanding liabilities. Wizzard Software Corporation further agreed to issue up to 1,550,000 additional common shares to the Medivox Rx, Technologies, Inc. shareholders if certain sales and product acceptance milestones are reached.

                            MEDIVOXRX TECHNOLOGIES, INC.
                           [A Development Stage Company]

                              FINANCIAL STATEMENTS

                                  April 23, 2004

                            MEDIVOXRX TECHNOLOGIES, INC.
                           [A Development Stage Company]



                                   CONTENTS

                                                                  PAGE

          Independent Auditor's Report                           1

          Balance Sheets, April 23, 2004                         2 - 3

          Statements of Operations, for the period ended
          April 23, 2004 and the period from inception
          on January 7, 2002 through April 23, 2004              4

          Statement of Stockholders' Equity (Deficit) for the
          period from inception on January 7, 2002
          through April 23, 2004                                 5

          Statements of Cash Flows for the period ended
          April 23, 2004 and the period from inception
          on January 7, 2002 through April 23, 2004              6 - 7

          Notes to Financial Statements                          8   11

INDEPENDENT AUDITOR'S REPORT

Board of Directors
MEDIVOXRX TECHNOLOGIES, INC.
Pittsford, NY 14534

We have audited the accompanying balance sheets of MediVoxRx Technologies, Inc. [A Development Stage Company] as of April 23, 2004 and the related statements of operations, stockholders' equity (deficit) and cash flows for the period then ended and the period from inception on January 7, 2002 through April 23, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MediVoxRx Technologies, Inc. [A Development Stage Company] as of April 23, 2004 and the results of its operations and its cash flows for the period ended April 23, 2004 and the period from inception on January 7, 2002 through April 23, 2004 in conformity with generally accepted accounting principles in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established profitable operations, has incurred significant losses since its inception and has current liabilities in excess of current assets. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Gregory & Eldridge, LLC

July 2, 2004
Salt Lake City, Utah

                             MEDIVOXRX TECHNOLOGIES, INC.
                            [A Development Stage Company]

                                    BALANCE SHEET

                                       ASSETS

                                                              April 23,
                                                                2004

CURRENT ASSETS:

     Cash                                                  $       -

     Accounts receivable, net                                      -

     Product Inventories                                       10,361

     Deposits on purchase of inventory                         41,576

          Total Current Assets                                 51,937

PRODUCTION MOLDS, net                                          47,710

DEFINATE LIFE INTANGIBLE ASSETS, net                            6,558

                                                           $  106,205

                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Notes payable                                         $   95,000

     Accounts payable                                          61,277

     Accrued liabilities                                        3,875

          Total Current Liabilities                           160,152

          Total Liabilities                                   160,152


STOCKHOLDERS' EQUITY:

     Common stock, $0.000275 par value,
       1,000,000 shares authorized, 489,380
          shares issued and outstanding.                        4,894

     Additional paid in capital                               447,406

     Accumulated deficit                                     (506,247)

          Total Stockholders' Equity (Deficit)                (53,947)

                                                           $  106,205



The accompanying notes are an integral part of this financial statement.



                         MEDIVOXRX TECHNOLOGIES, INC.
                        [A Development Stage Company]

                           STATEMENTS OF OPERATIONS

                                                                From Inception
                                                   For the      on January 7,
                                                 Period Ended   2002 Through
                                                  April 23,        April 23,
                                                    2004             2004



SALES, net of returns                              $      -     $      6,961

COST OF GOODS SOLD                                        -            3,226

          Gross profit                                    -            3,735

OPERATING EXPENSES:

     General and administrative                       60,938         300,981

     Selling expense                                      -           29,889

     Research & development                               -          172,781

          Total Operating Expenses                    60,938         503,651

LOSS FROM OPERATIONS                                 (60,938)        499,916

INTEREST EXPENSE                                          -           (6,331)

LOSS BEFORE INCOME TAXES                             (60,938)       (506,247)

CURRENT TAX EXPENSE                                       -               -

DEFERRED TAX (BENEFIT)                                    -               -

NET LOSS                                           $ (60,938)   $   (506,247)


The accompanying notes are an integral part of these financial statements.

                             MEDIVOXRX TECHNOLOGIES, INC.
                           [A Development Stage Company]

                       STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                     FOR PERIOD FROM INCEPTION ON JANUARY 7, 2002
                             THROUGH APRIL 23, 2004


                                     Common Stock       Additional
     ________________________                            Paid-in   Accumulated
                                Shares    Amount         Capital      Deficit


BALANCE, January 7, 2002               -   $    -        $       -  $      -

Stock issued to the founders
  for services                    345,000    3,450               -         -

Stock issued for expenses paid
  by a founder                    105,000    1,050           73,950        -

Stock issued for payables           6,000       60           17,940        -

Stock issued for cash upon a
 Private placement at $3.00
 Per share                         16,850      168           50,382        -

Stock issued for cash upon a
 Private placement at $10.00
 Per share                         12,970      130          129,570        -

Contributed services -officer          -        -            60,000        -

Net loss for the period ended
  December 31, 2002                    -        -                -   (315,451)

BALANCE, December 31, 2002        485,820  $ 4,858       $  331,842 $(315,451)


Stock issued for cash upon a
 Private placement at $10.00
 Per share                          3,560       36           35,564        -

Contributed services - officer         -        -            60,000        -

Net loss for the year ended
  December 31, 2003                    -        -                -   (129,858)

BALANCE, December 31, 2003        489,380  $ 4,894       $  427,406 $(445,309)


Contributed services - officer         -        -            20,000        -

Net loss for the period ended
  April 23, 2004                       -        -                -    (60,938)

BALANCE, December 31, 2003        489,380  $ 4,894       $  447,406 $(506,247)


The accompanying notes are an integral part of this financial statement.


                          MEDIVOXRX TECHNOLOGIES, INC.
                         [A Development Stage Company]

                            STATEMENTS OF CASH FLOWS
                       Net Increase (Decrease) in Cash

                                               For the       From Inception on
                                            Period Ended      January 7, 2002
                                              April 23,      through April 23,
                                                2004                2004

Cash Flows from Operating Activities




     Net loss                                $    (60,938)  $    (506,247)

     Adjustments to reconcile net loss
       to net cash used by operations:
     Depreciation and amortization                  5,335          27,582

     Non-cash services                             20,000         161,450

     Increase/ decrease in
       assets / liabilities:
     Accounts receivable                               58              -

     Product Inventories                               -          (10,361)

     Deposits for inventory                            -          (41,576)

     Accounts payable                              34,907          61,277

     Accrued expenses                                  -            3,875


   Net Cash (Used) by Operating Activities           (638)       (304,000)

Cash Flows from Investing Activities:
     Purchase of molds                                 -          (73,400)

     Payments for definite life
       intangible assets                           (2,000)         (8,450)

     Advances to a shareholder                         -          (80,500)

     Payments form a shareholder                       -           80,500

   Net Cash (Used) by Investing Activities         (2,000)        (81,850)

Cash Flows from Financing Activities:
     Proceeds from issuance of common stock            -          290,850

     Proceeds from notes payable                       -          100,000

     Payments on notes payable                         -           (5,000)

                ____________   ____________
   Net Cash Provided by Financing Activities           -          385,850

Net Increase (Decrease) in Cash                    (2,638)             -

Cash at Beginning of Period                         2,638              -

Cash at End of Period                        $         -    $          -

Supplemental Disclosures of Cash
  Flow Information:
     Cash paid during the period for:

       Interest                              $         -    $          -

       Income taxes                          $         -    $          -


Supplemental Disclosure of Non-Cash Investing and Financing Activities:
   For the period ended April 23, 2003:

The President of the Company contributed her services with an estimated valued at $20,000.

For the year ended December 31, 2003:
The President of the Company contributed her services with an estimated valued at $60,000.

For the period ended December 31, 2002:
The Company issued 345,000 share of common stock to the founders for services valued at $3,450.

The President of the Company contributed her services with an estimated valued at $60,000.

The Company issued 6,000 shares of common stock in payment of $18,000 in accounts payable.

The accompanying notes are an integral part of these financial statements.

MEDIVOXRX TECHNOLOGIES, INC.
[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization   MediVoxRx Technologies, Inc. ("the Company") was organized under the laws of the State of New York on January 7, 2002. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. The Company is engaged in the business of developing and marketing a talking prescription pill bottle.

Accounting Estimates   The preparation of financial statements in conformity
with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

Cash and Cash Equivalents   For the purpose of the financial statements, the
Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Allowance for doubtful accounts - The allowance for doubtful accounts is based on our assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there were a deterioration of a major customer's credit worthiness, or actual defaults were higher that our historical experience, our estimates of the recoverability of amounts due to us could be overstated, which could have an adverse impact on our net income.

Product Inventories   Inventory is carried at the lower of cost or market, as
determined on the first-in, first-out (FIFO) method. [See Note 3]

Production Molds   Molds are stated at cost. Expenditures for major renewals
and betterments that extend the useful lives of the molds are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation of molds is computed for financial statement purposes on a straight-line basis over the estimated useful lives of the assets which is five years.

Fair value of financial instruments -The fair value of the Company's accounts receivable, inventory, related party advances, accounts payable and accrued liabilities, and demand note payable approximate their carrying values based on their effective interest rates compared to current market prices.

Research and Development   The Company expenses the costs of developing new
products and improving its current products as research and product development costs. The Company recorded $0 for the period ended April 23, 2004.

Income Taxes   The Company has accounted for income taxes in accordance with
FASB Statement No. 109, "Accounting for Income Taxes" [See Note 9].

Revenue Recognition   Revenue is recognized when the product is shipped and no
further obligation exist with the customer. The Company evaluates whether an allowance for estimated returns is required based on historical returns. The Company has not established an estimated allowance for returns at April 23, 2004.

MEDIVOXRX TECHNOLOGIES, INC.
[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Advertising Costs   Costs incurred in connection with advertising and
promotion of the Company's products are expensed as incurred. Advertising costs amounted to $0 for the period ended April 23, 2004.

Definite life intangible assets - Definite life intangible assets consist of cost expended towards acquiring a patent on the Company's proprietary products. The Company accounts for definite life intangible assets in accordance with SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that definite intangible assets with estimable useful lives be amortized over their respective estimated useful lives (five years), and reviewed for impairment in accordance with SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.

Impairment of Long-Lived Assets - In accordance with SFAS No. 144, long-lived assets, such as molds, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed of significantly before the end of its estimated useful life.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated.

NOTE 2   GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles of the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has incurred significant losses from inception, has current liabilities in excess of current assets and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management plans to mitigate this doubt by raising additional funds through debt and/or equity offerings, being acquired by another entity [See Note 11] and by substantially increasing sales. There is no assurance that the Company will be successful in achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

MEDIVOXRX TECHNOLOGIES, INC.
[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS
NOTE 3   PRODUCT INVENTORIES AND DEPOSITS on PURCHASE OF INVENTORY

Inventory consists of the following at April 23, 3004:

                                                                2004
                                   ___________
     Raw materials and supplies                                $    -
     Finished goods                                             10,361

                                                               $10,361

Subsequent to the period ended April 23, 2004, the Company used approximately $4,000 of the finished goods inventory as samples for direct response advertising.

At April 23, 2004, the Company had paid a 50% deposit of $41,576 towards the future purchase of certain inventory components.


NOTE 4   PRODUCTION MOLDS

The following is a summary of Molds less accumulated depreciation as of April 23, 2004:

                                             Life              2004

                 Molds                      5 Years           $    73,400

     Less:  accumulated depreciation                              (25,690)

                                                              $    47,710

Depreciation expense for the period ended April 23, 2004 amounted to $4,894.

NOTE 5   OTHER ASSETS

The Company has classified its intangible assets as a definite-life intangible asset and is amortizing them on a straight-line basis over 2 to 5 years. During 2003, the Company completed its initial test of intangible assets for impairment in accordance with SFAS No. 142. The Company used the estimated future cash flows to test the remaining intangible assets for impairment and determined that the Company's intangible assets were not impaired. Amortization expense of $441 period ended April 23, 2004. The following is a summary of intangibles at April 23:

                                           Life               2004

     Patent Pending                       5 Years            $    6,450
     Website                              2 Years                 2,000

                                                             $    8,450
     Less:  accumulated amortization                             (1,892)

                                                             $    6,558

                           MEDIVOXRX TECHNOLOGIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5   OTHER ASSETS (Continued)

The remaining estimated aggregate amortization expense for next five years is as follows at April 23, 2004:

2004      $    1,849
2005           2,290
2006           1,290
2007           1,229
Thereafter        -

          $    6,658


The unamortized portion of the patent pending cost will be impaired in full if the Company is not successful in obtaining a patent.

NOTE 6   NOTES PAYABLE

The Company issued a $100,000 note to a private organization. The note was non
- interest as long as the company was current on the quarterly payments of $2,500. The Company defaulted on the quarterly payments in May of 2003 and the remaining $95,000 became due on demand. The note was settled in connection with the Company being acquired by Wizzard Software Acquisition Corporation through the issuance of 36,363 shares of Wizzard Software Corporations common stock valued at $98,875. During 2003, the Company record interest of $3,875 based upon the $98,875 settlement.

NOTE 7 - RELATED PARTY TRANSACTIONS

Management Compensation - During the period ended April 23, 2004, the president of the Company contributed her services with an estimated value of $20,000 to the Company. The company has expensed these services during their respective period and recorded a contribution to capital of $20,000.

Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use her home as a mailing address, as needed, at no significant expense to the Company.

Advances to from a related party - During the period ended December 31, 2002, the Company advanced the President / shareholder of the Company $57,500 and received payments of $40,800. During the year ended December 31, 2003 the Company advanced the President / shareholder of the Company $23,000 and received payments of $39,700. The advances were non-interest bearing and payable on demand.

NOTE 8   COMMITMENT AND CONTINGENCIES

Commitment   The Company has issued a purchase order to purchase $81,102 in inventory and paid a deposit of $40,576 towards the purchase. The Company has not been able to raise the necessary capital to pay the remaining 50%. The supplier is holding the inventory until full payment is made.

Product warranty - The Company provides no product warranties to customers including repair or replacement of defects in materials and workmanship of certain products. As April 23, 2004, no provision for warranty claims has been established.

                          MEDIVOXRX TECHNOLOGIES, INC.
                         [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 9   INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes [FASB 109]. FASB 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At April 23, 2004, the total of all deferred tax assets was approximately $54,500 and the total of the deferred tax liabilities was $0. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws then in effect, the Company's future earnings, and other future events, the effects of which cannot presently be determined accordingly the Company has established a valuation allowance of $54,500 at April 23, 2004. The net change in the valuation allowance for the period ended April 23, 2004, was $6,000.

The components of income tax expense from continuing operations for the period ended April 23, 2004 consist of the following:

                                                     2004

Current income tax expense:
     Federal                                      $    -
     State                                             -

          Net current tax expense                 $    -

Deferred tax expense (benefit) arising from:

     Net operating loss carryforwards               6,000

     Valuation allowance                           (6,000)

          Net deferred tax expense                $    -


Deferred income tax expense results primarily from the reversal of temporary timing differences between tax and financial statement income.

At April 23, 2004, the Company has unused net operating loss carryforwards of approximately $54,500 which expire beginning 2022.

The temporary differences and carryforwards gave rise to the following deferred tax asset (liability) at April 23, 2004:

                                            2004

Long term asset (liability):

     Net operating loss carryforward         54,500
     Valuation allowance                    (54,500)

                             MEDIVOXRX TECHNOLOGIES, INC.
                              [A Development Stage Company]

                           NOTES TO FINANCIAL STATEMENTS

NOTE 10   COMMON STOCK

Common stock   The Company has authorized 1,000,000 shares of common stock with a par value of $0.01. At December 31, 2003 and 2002, the Company had 489,380 and 485,820 shares of common stock issued and outstanding.

During 2002, the Company issued 345,000 common shares to the founders for services rendered valued at $3,450. The Company further issued 105,000 shares for $75,000 in expense of Company paid by the president. The Company issued 6,000 common shares in payment of $18,000 in accounts payable.

During 2002, the Company issued 16,850 common shares in connection with a private placement of the Company's common stock at $3.00 per share for $50,550 in cash.

During 2003 and 2002, the Company issued 3,560 and 12,970 common shares in connection with a private placement of the Company's common stock at $10.00 per share for $35,600 and $129,700 in cash, respectively.

During 2004, the president of the Company contributed her services with an estimated value of $20,000 to the Company. The company has expensed these services during the period and recorded a contribution of capital of $20,000.

NOTE 11   SUBSEQUENT EVENTS

Acquisition of Company - On April 23, 2004, the Company was acquired by Wizzard Software Corporation through Wizzards issuance of 150,035 shares of common stock for all of the issued and outstanding common shares of MedivoxRx Technologies, Inc. and reduction of approximately $155,000 in MedivoxRx Technologies, Inc. outstanding liabilities. The Wizzard Software Corporation further agreed to issue up to 1,550,000 additional common shares to the Medivox Rx, Technologies, Inc. shareholders if certain sales and product acceptance milestones are reached.

                  WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]




The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Wizzard Software Corporation ("PARENT") as of March 31, 2004 and the balance sheet of MediVoxRx Technologies, Inc. ("SUBSIDIARY") as of April 23, 2004, accounting for the transaction as a purchase of SUBSIDIARY with the issuance 150,035 common shares of the PARENT for all of the issued and outstanding shares of SUBSIDIARY and the settlement of $155,478 of liabilities of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of March 31, 2004.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT for the three months ended March 31, 2004, and the years ended December 31, 2003 and 2002 and the results of operations of SUBSIDIARY for the period ended April 23, 2004, year ended December 31, 2003 and period from inception on January 7, 2002 through December 31, 2002 as if the transaction had occurred as of the beginning of the respective years and periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

       PROFORMA UNAUDITED CONDENSED COMBINED BALANCE SHEET
                          MARCH 31, 2004

                           [Unaudited]

                              ASSETS

               Wizzard Software   MediVoxRx
                Corporation    Technologies, Inc. Proforma          Proforma
               March 31, 2004  April 23, 2004     Increase Proforma Contingent
                [Parent]         [Subsidiary]    (Decrease)Combined  Shares
              ________________________________________________________________
ASSETS:

Cash                  $  970,868 $        -           - $  970,868 $  970,868
Cash-restricted          104,591          -           -    104,591    104,591
Accounts
receivable, net           30,688          -           -     30,688     30,688
Product Inventories       22,602     10,361           -     32,963     32,963
Deposit for inventory          -     41,576           -     41,576     41,576
Prepaid expenses          24,628          -           -     24,628     24,628
Property, molds and
  equipment, net          88,715     47,710           -    136,425    136,425
Goodwill                       -          - [A] 435,594    435,594  5,984,594
Other assets, net        257,746      6,558           -    264,304    264,304
                      __________ __________   _________ __________ __________
                      $1,499,838 $  106,205   $ 435,594 $2,041,637 $7,590,637
                      __________ __________   _________ __________ __________

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES:
Notes payable -
  related party       $  270,092 $        -   $       - $  270,092 $  270,092
Notes payable                  -     95,000 [A] (95,000)         -          -
Accounts payable         238,147     61,277 [A] (56,603)   242,821    242,821
Accrued liabilities      115,432      3,875 [A]  (3,875)   115,432    115,432
Customer Deposits          7,000          -           -      7,000      7,000
                      __________ __________   _________ __________ __________
   Total Liabilities     630,671    160,152    (155,478)   635,345    635,345
                      __________ __________   _________ __________ __________

STOCKHOLDERS'
  EQUITY (DEFICIT):
                                            [A]     150
Common Stock              23,929      4,894 [A]  (4,894)    24,079     25,629
Additional paid in                          [A] 536,975
  capital             10,107,207    447,406 [A](447,406)10,644,182 16,191,632

Accumulated deficit   (9,261,969)  (506,247)[A] 506,247 (9,261,969)(9,261,969)
                      __________ __________   _________ __________ __________
  Total Stockholders'
  Equity (Deficit)       869,167    (53,947)    591,072  1,406,292  6,955,292
                      __________ __________   _________ __________ __________
                      $1,499,838 $  106,205   $ 435,594 $2,041,637 $7,590,637
                      __________ __________   _________ __________ __________

See Notes To Unaudited Proforma Condensed Financial Statements.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

   PROFORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATION

                           [Unaudited]

               Wizzard Software   MediVoxRx
                Corporation    Technologies, Inc.
               For the Three   For the Period
               Months Ended       Ended          Proforma          Proforma
               March 31, 2004  April 23, 2004    Increase Proforma Contingent
                [Parent]         [Subsidiary]    (Decrease)Combined  Shares
              ________________________________________________________________
REVENUE, net        $   97,064   $      -      $     -   $   97,064 $  97,064
COST OF GOODS SOLD      78,612          -                    78,612    78,612
                    __________   ________      _______   __________ _________

GROSS PROFIT            18,452          -                    18,452    18,452

EXPENSES:
Selling expense         69,481          -            -       69,481    69,481
General and
administrative       1,055,333     60,938            -    1,116,271   116,271
Compensation for
repricing Warrants     160,420          -            -      160,420   160,420
                    __________   ________      _______   __________ _________
   Total operating
   expenses          1,285,234     60,938            -    1,346,172 1,346,172
                    __________   ________      _______   __________ _________
LOSS FROM
  OPERATIONS        (1,266,782)   (60,938)           -  (1,327,720)(1,327,720)
                    __________   ________      _______   ____________________
OTHER (EXPENSE)        (10,158)         -            -     (10,158)   (10,158)
                    __________   ________      _______   ____________________
LOSS BEFORE INCOME
  TAXES             (1,276,940)   (60,938)           -  (1,337,878)(1,337,878)

INCOME TAX EXPENSE           -          -            -           -          -
                    __________   ________      _______   _________ __________
NET LOSS           $(1,276,940)  $(60,938)     $     - $(1,337,878)(1,337,878)
                   ___________   ________      _______   _________ __________
BASIC AND DILUTED NET (LOSS) PER COMMON SHARE OUTSTANDING    $(.06)$     (.05)
                                                         _________ __________




See Notes To Unaudited Proforma Condensed Financial Statements.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

               Wizzard Software   MediVoxRx
                Corporation    Technologies, Inc.
               For the Year     For the Year
               Ended December  Ended December     Proforma          Proforma
                 31, 2003        31, 2003         Increase Proforma Contingent
                [Parent]         [Subsidiary]    (Decrease)Combined  Shares
              ________________________________________________________________

REVENUE, NET      $  470,487   $   6,961     $      -   $  477,448 $  477,448

COST OF GOOD SOLD    388,330       3,226            -      291,556    291,556
                  __________   _________     ________   __________ __________
GROSS PROFIT          82,157       3,735            -       85,892     85,892

EXPENSES:

Selling Expense      153,865      16,318            -      170,183    170,183
General and
administrative       590,085     110,944            -      701,029    701,029
Non-cash legal and
consulting fees    1,334,815           -            -    1,334,815  1,334,815
                  __________   _________     ________   __________ __________
  Total operating
  expenses         2,088,765     127,262            -    2,206,027  2,206,027
                  __________   _________     ________   __________ __________
LOSS FROM
  OPERATIONS      (1,996,608)   (123,527)           -   (2,120,135)(2,120,135)
                  __________   _________     ________   __________ __________
OTHER (EXPENSE)      (47,434)     (6,331)           -       53,765     53,765
                  __________   _________     ________   __________ __________
LOSS BEFORE INCOME
  TAXES           (2,044,042)   (129,858)           -   (2,173,900)(2,173,900)

INCOME TAX EXPENSE         -           -            -            -          -
                  __________   _________     ________   __________ __________
NET LOSS         $(2,044,042)  $(129,858)    $      -  $(2,173,900)(2,173,900)
                  __________   _________     ________  ___________ __________
BASIC AND DILUTED NET (LOSS) PER COMMON SHARE OUTSTANDING    $(.11)  $   (.10)
                                                             _____   ________


See Notes To Unaudited Proforma Condensed Financial Statements.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

               Wizzard Software   MediVoxRx
                Corporation    Technologies, Inc.
               For the Year     For the Year
               Ended December  Ended December     Proforma          Proforma
                 31, 2002        31, 2002         Increase Proforma Contingent
                [Parent]         [Subsidiary]    (Decrease)Combined  Shares
              ________________________________________________________________

REVENUE, NET      $  346,116   $       -     $      -   $  346,116 $  346,116

COST OF GOOD SOLD    225,254           -            -      225,254    225,254
                  __________   _________     ________   __________ __________
GROSS PROFIT         120,862           -            -      120,862    120,862

EXPENSES:

Selling Expense       35,169      13,571            -       48,740     48,740
General and
administrative       687,265     129,099            -      816,364    816,364
Research & Development     -     172,781            -      172,781    172,781
Non-cash legal and
consulting fees      723,899           -            -      723,899    723,899
                  __________   _________     ________   __________ __________
  Total operating
  expenses         1,446,333     315,451            -    1,761,784  1,761,784
                  __________   _________     ________   __________ __________
LOSS FROM
  OPERATIONS      (1,325,471)   (315,451)           -   (1,640,922)(1,640,922)
                  __________   _________     ________   __________ __________
OTHER (EXPENSE)      (33,222)          -            -      (33,222)   (33,222)
                  __________   _________     ________   __________ __________
LOSS BEFORE INCOME
  TAXES           (1,358,693)   (315,451)           -   (1,674,144)(1,674,144)

INCOME TAX EXPENSE         -           -            -            -          -
                  __________   _________     ________   __________ __________
NET LOSS         $(1,358,693)  $(315,451)    $      -  $(1,674,144)(1,674,144)
                  __________   _________     ________  ___________ __________
BASIC NET (LOSS) PER COMMON SHARE OUTSTANDING                $(.10)  $   (.09)
                                                             _____   ________


See Notes To Unaudited Proforma Condensed Financial Statements.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 1   WIZZARD SOFTWARE CORPORATION

     Wizzard Software Corporation (Formerly Balance Living, Inc.) [PARENT] a Colorado corporation, was organized on July 1, 1998. Parent has two subsidiaries Wizzard Software Corp. incorporated on February 29, 1996 under the laws of the State of Delaware and 96% owned by the PARENT and Speech Systems, Inc a wholly owned subsidiary. The Company is an OEM licensee of certain speech to text and text to speech software engines. The Company also develops, sells, and service of custom and packaged speech recognition computer software products.

NOTE 2   MEDIVOXRX TECHNOLOGIES, INC.

     MediVoxRx Technologies, Inc. [SUBSIDIARY] was organized under the laws of the State of New York on January 7, 2002. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. The Company is engaged in the business of developing a talking prescription pill bottle.

NOTE 3   PROFORMA ADJUSTMENTS

     On April 23, 2004 the PARENT organized Merger Corp. a wholly owned subsidiary of the PARENT for the purpose merging with and into SUBSIDIARY and acquiring the SUBSIDIARY as a wholly owned subsidiary of the PARENT. Following the merger the Subsidiary shall continue as the surviving corporation and the separate corporate of Merger Corp. shall cease.

     The acquisition will be accounted for as a purchase, wherein the PARENT will issued 70,678 common shares to the shareholder of the SUBSIDIARY for the 489,380 common shares of the SUBSIDIARY. The PARENT will further issued 79,357 common shares in settlement of $155,478 in liabilities of the SUBSIDIARY.

     The PARENT has further agreed to issue 1,550,000 common shares to the Shareholders of the SUBSIDIARY upon the SUBSIDIARY meeting certain sales and product acceptance milestones [See Note 4]. For the purpose of the column labeled "Proforma Contingent Shares" in the attached proforma financial statements the 1,550,000 are assumed to be issued at $3.58 per share. The ultimate goodwill recorded for the contingent shares if issued will be determined based on the number of contingent shares issued and the price per share on the date issued.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]


NOTE 3   PROFORMA ADJUSTMENTS [Continued]

     Proforma adjustments on the attached financial statements include the following:

     [A] To record the issuance of 70,678 restricted common shares of the PARENT valued at $3.58 per share for all of the issued and outstanding shares of Subsidiary.

        To record the issuance of 79,357 restricted common shares of PARENT valued at $3.58 per share in settlement of $155,478 in liabilities of the SUBSIDIARY.

        These transactions resulting in PARENT recording goodwill of $435,594 as the total purchase price of $537,125 exceed the fair value of the $101,531 in net assets.


NOTE 4   CONTINGENT SHARES WHICH COULD BE ISSUED IN THE ACQUISITION

     The PARENT will issue 100,000 restricted common shares to the SUBSIDIARY stockholders upon the successful development, testing and installation of the planned automated system whereby the audio to be loaded on the Talking pill bottle is generated and automatically loaded using TTS plus technology, SUBSIDIARY must have repeat sales from at lease 8 Veterans Administration (VA) sites and total VA sales in excess of 5,000 units with a specific gross margin within a six month period of the closing date.

     The PARENT will issue 100,000 restricted common shares to the SUBSIDIARY stockholders if the SUBSIDIARY must have repeat sales of 250 units per month from at lease 15 VA sites for three consecutive months with a specific gross margin.

     The PARENT will issue 50,000 restricted common shares to the SUBSIDIARY stockholders if the SUBSIDIARY receives Federal Supply Schedule approval.

     The PARENT will issue 50,000 restricted common shares to the SUBSIDIARY stockholders if the SUBSIDIARY upon approval and acceptance by any Veterans Administration Hospital that pill bottle simultaneously loads the prescription while the label is being printed.

     The PARENT will issue 625,000 restricted common shares to the SUBSIDIARY stockholders if the SUBSIDIARY meets revenue and profit projections for the first year of operations forward from the April 23, 2004.

     The PARENT will issue 625,000 restricted common shares to the SUBSIDIARY stockholders if the SUBSIDIARY meets revenue and profit projections for the second year of operations forward from the April 23, 2004.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 5   PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on the weighted average number of common shares outstanding during the period plus the estimated shares issued in the acquisition and contingent shares which could be issued in the acquisition had the acquisition occurred at the beginning of the periods presented.

                                         For the       For the       For the
                                      Three Months   Year  Ended    Year Ended
                                         Ended       December 31, December 31,
                                     March 31, 2004       2003        2002
                                     _______________ ____________ ___________
  Weighted average number of common
  shares outstanding during the period
  used in loss per share  (denominator) 23,158,789    20,631,309   17,190,134

  Shares issued in acquisition             150,035       150,035      150,035
                                        __________    __________   __________
  Proforma weighted average number of
  common shares outstanding during the
  period used in loss per share after
  purchase (denominator)                23,308,824    20,781,344   17,340,169
                                        __________    __________   __________
  Potential contingent shares which
  could be issued in the acquisition     1,550,000     1,550,000    1,550,000
                                        __________    __________   __________
  Proforma weighted average number of
  common shares outstanding during the
  period after purchase and used in loss
  per issuance of contingent shares     24,858,824    22,331,344   18,890,169
                                        __________    __________   __________

  At March 31, 2004, the Company had 432,086 warrants outstanding to purchase common stock of the Company at $.25 to $1.55 per share and a convertible note payable wherein the holder could convert the note into a minimum of 470,000 shares of common stock, which were not included in the loss per share computation because their effect would be anti-dilutive.

  At December 31, 2003, PARENT had 608,076 warrants outstanding to purchase common stock of the Company at $.25 to $2.00 per share and a convertible note payable wherein the holder could convert the note into a minimum of 470,000 shares of common stock; which were not included in the loss per share computation because their effect would be anti-dilutive.

  Subsequent to the year ended December 31, 2003, the PARENT had issued 528,076 common shares upon the exercise of warrants outstanding to purchase common stock of the Company at $.25 to $2.00 per share; the company issued 824,174 of 1,648,352 common shares and warrants to purchase 412,087 of 824,174 common shares at $1.55 per share expiring three years from the date issued for $600,000 of $1,200,000 subscription agreement and the Company issued 90,210 shares upon exercise of 90,210 options issued for services valued at $152,020 during 2004. These equity transactions were not included in the loss per share computation as they occurred subsequent to December 31, 2003.

                   WIZZARD SOFTWARE CORPORATION
                 AND MEDIVOXRX TECHNOLOGIES, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 5   PROFORMA (LOSS) PER SHARE [Continued]

     At December 31, 2002, the PARENT had 1,788,076 warrants outstanding to purchase common stock of the Company at $.25 to $2.00 per share and a convertible note payable wherein the holder could convert the note into a minimum of 470,000 shares of common stock, which were not included in the loss per share computation because their effect would be anti-dilutive.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WIZZARD SOFTWARE CORPORATION



Date: 7-7-04                        /s/ Christopher J. Spencer
      ------                       ---------------------------
                                   Christopher J. Spencer,
                                   President, CEO and Director